Cincinnati Financial Corporation

Supplemental Financial Data

for the period ending December 31, 2012

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of February 5, 2013, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2012

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2012 Supplemental Financial Data

3

Cincinnati Financial Corporation
Quick Reference - Fourth Quarter 2012
(all data shown is for the three months ended or as of December 31, 2012)

		Year over year			Year over year
	12/31/2012	change %		12/31/2012	change %
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$588	8	Commercial lines loss and loss expenses	$307	8
Personal lines net written premiums	222	13	Personal lines loss and loss expenses	116	(20)
Excess & surplus lines net written premiums	27	50	Excess & surplus lines loss and loss expenses	10	25
Property casualty net written premiums	837	10	Life and health contract holders' benefits incurred	49	(4)
Life and accident and health net written premiums	52	8	Underwriting, acquisition and insurance expenses	298	13
Annuity net written premiums	8	(52)	Interest expenses	13	(7)
Life, annuity and accident and health net written premiums	60	(7)	Other operating expenses	4	33
Commercial lines net earned premiums	618	9	Total benefits & expenses	797	4
Personal lines net earned premiums	226	14	Income before income taxes	273	47
Excess & surplus lines net earned premiums	25	32	Total income tax	81	56
Property casualty net earned premiums	869	11
Fee revenue	2	100	Balance Sheet:
Life and accident and health net earned premiums	48	14
Investment income	136	3	Fixed maturity investments	$9,093
Realized gains on investments	13	nm	Equity securities	3,373
Other revenue	2	0	Other invested assets	68
Total revenues	1,070	12	Total invested assets	$12,534

			Equity in net assets of subsidiaries	$5,103

			Loss and loss expense reserves	$4,230
			Life policy and investment contract reserves	2,295
Income:			Long-term debt and capital lease obligation	827
			Shareholders' equity	5,453
Operating income	$183	32
Net realized investment gains and losses	9	nm	Key ratios:
Net income	192	43
			Commercial lines GAAP combined ratio	82.9%
			Personal lines GAAP combined ratio	80.0
			Excess & surplus lines GAAP combined ratio	71.5
			Property casualty GAAP combined ratio	81.9
Per share (diluted):
			Commercial lines STAT combined ratio	84.1%
Operating income	$1.11	29	Personal lines STAT combined ratio	80.7
Net realized investment gains and losses	0.06	nm	Excess & surplus lines STAT combined ratio	70.5
Net income	1.17	41	Property casualty STAT combined ratio	82.9
Book value	33.48	2
Weighted average shares outstanding, in thousands	164,160	0	Value creation ratio	2.8%

CINF Fourth-Quarter 2012 Supplemental Financial Data

4

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2012

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$3,529	$-	$-	$-	$3,529
Life	-	-	228	-	-	228
Accident health	-	-	7	-	-	7
Premiums ceded	-	(185)	(57)	-	-	(242)
Total earned premium	-	3,344	178	-	-	3,522
Investment income	42	351	138	-	-	531
Realized gain on investments	34	13	6	1	(12)	42
Fee revenue	-	6	-	-	-	6
Other revenue	15	2	1	7	(15)	10
Total revenues	$91	$3,716	$323	$8	$(27)	$4,111

Benefits & expenses:
Losses & policy benefits	$-	$2,242	$232	$-	$-	$2,474
Reinsurance recoveries	-	(105)	(47)	-	-	(152)
Underwriting, acquisition and insurance expenses	-	1,076	79	-	-	1,155
Other operating expenses	27	-	-	3	(16)	14
Interest expense	53	-	-	1	-	54
Total expenses	$80	$3,213	$264	$4	$(16)	$3,545

Income (loss) before income taxes	$11	$503	$59	$4	$(11)	$566

Provision (benefit) for income taxes:
Current operating income	$(34)	$118	$(1)	$1	$4	$88
Capital gains/losses	12	4	2	-	(4)	14
Deferred	19	8	20	-	(4)	43
Total provision (benefit) for income taxes	$(3)	$130	$21	$1	$(4)	$145

Operating income (loss)	$(8)	$364	$34	$2	$1	$393

Net income - current year	$14	$373	$38	$3	$(7)	$421

Net income - prior year	$-	$141	$20	$1	$2	$164

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2012 Supplemental Financial Data

5

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2012

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$917	$-	$-	$1	$918
Life	-	-	62	-	-	62
Accident health	-	-	2	-	-	2
Premiums ceded	-	(48)	(17)	-	-	(65)
Total earned premium	-	869	47	-	1	917
Investment income	12	89	35	-	-	136
Realized gain on investments	17	7	1	-	(12)	13
Fee revenue	-	2	-	-	-	2
Other revenue	4	-	-	2	(4)	2
Total revenues	$33	$967	$83	$2	$(15)	$1,070

Benefits & expenses:
Losses & policy benefits	$-	$493	$60	$-	$-	$553
Reinsurance recoveries	-	(60)	(11)	-	-	(71)
Underwriting, acquisition and insurance expenses	-	278	20	-	-	298
Other operating expenses	7	-	-	1	(4)	4
Interest expense	13	-	-	-	-	13
Total expenses	$20	$711	$69	$1	$(4)	$797

Income before income taxes	$13	$256	$14	$1	$(11)	$273

Provision (benefit) for income taxes:
Current operating income	$(23)	$58	$(1)	$-	$4	$38
Capital gains/losses	6	2	-	-	(4)	4
Deferred	19	18	6	-	(4)	39
Total provision for income taxes	$2	$78	$5	$-	$(4)	$81

Operating income	$-	$173	$8	$1	$1	$183

Net income - current year	$11	$178	$9	$1	$(7)	$192

Net income (loss) - prior year	$(3)	$123	$13	$-	$1	$134

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2012 Supplemental Financial Data

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Cincinnati Financial Corporation
5-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2012	2011	2010	2009	2008

Net income	$421	$164	$375	$431	$428
Net realized investment gains and losses	28	45	103	217	85
Operating income	393	119	272	214	343
Less catastrophe losses	(217)	(261)	(96)	(107)	(132)
Operating income before catastrophe losses	$610	$380	$368	$321	$475

Diluted per share data
Net income	$2.57	$1.01	$2.30	$2.65	$2.62
Net realized investment gains and losses	0.17	0.28	0.63	1.33	0.52
Operating income	2.40	0.73	1.67	1.32	2.10
Less catastrophe losses	(1.33)	(1.60)	(0.59)	(0.66)	(0.81)
Operating income before catastrophe losses	$3.73	$2.33	$2.26	$1.98	$2.91

Value creation ratio
Book value per share growth	7.4%	0.8%	5.7%	13.6%	(27.9)%
Shareholder dividend declared as a percentage of beginning book value	5.2	5.2	5.4	6.1	4.4
Value creation ratio	12.6%	6.0%	11.1%	19.7%	(23.5)%

Investment income
Investment income, net of expenses	$531	$525	$518	$501	$537

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2012 Supplemental Financial Data

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Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	6,022	$6,082	$6,067	$6,004	$5,917	$5,975	$5,954	$5,850
Equities (fair value)	2,393	2,355	2,246	2,264	2,131	1,865	2,113	2,203
Fixed maturities - pretax net unrealized gain	551	566	502	482	461	439	388	320
Equities - pretax net unrealized gain	756	769	669	731	594	361	631	670
Loss and loss expense reserves - STAT	3,815	3,938	4,006	3,938	3,906	4,013	3,971	3,853
Equity GAAP	5,056	4,965	4,794	4,864	4,740	4,507	4,686	4,706
Surplus - STAT	3,914	3,815	3,722	3,835	3,747	3,513	3,743	3,833

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	2,947	$2,911	$2,821	$2,736	$2,629	$2,652	$2,528	$2,449
Equities (fair value)	17	17	17	17	16	28	37	102
Fixed maturities - pretax net unrealized gain	291	289	242	223	195	197	174	149
Equities - pretax net unrealized gain	8	7	7	7	6	12	19	25
Equity - GAAP	857	850	811	792	770	766	779	752
Surplus - STAT	276	277	281	281	281	268	309	308

CINF Fourth-Quarter 2012 Supplemental Financial Data

8

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2012	2011	Change	% Change	2012	2011	Change	% Change
Underwriting income
Net premiums written	$837	$760	$77	10	$3,482	$3,099	$383	12
Unearned premiums increase	(32)	(25)	(7)	(28)	138	69	69	100
Earned premiums	$869	$785	$84	11	$3,344	$3,030	$314	10

Losses incurred	$353	$346	$7	2	$1,799	$1,950	$(151)	(8)
Allocated loss expenses incurred	30	48	(18)	(38)	143	193	(50)	(26)
Unallocated loss expenses incurred	51	43	8	19	196	192	4	2
Other underwriting expenses incurred	271	245	26	11	1,082	971	111	11
Workers compensation dividend incurred	5	5	-	0	16	16	-	0

Total underwriting deductions	$710	$687	$23	3	$3,236	$3,322	$(86)	(3)
Net underwriting profit (loss)	$159	$98	$61	62	$108	$(292)	$400	nm

Investment income
Gross investment income earned	$93	$90	$3	3	$363	$362	$1	0
Net investment income earned	92	90	2	2	358	357	1	0
Net realized capital gains (losses)	7	(10)	17	nm	13	49	(36)	(73)
Net investment gains (excl. subs)	$99	$80	$19	24	$371	$406	$(35)	(9)
Dividend from subsidiary	-	-	-	-	-	25	(25)	nm
Net investment gains (net of tax)	$99	$80	$19	24	$371	$431	$(60)	(14)

Other income	$2	$2	$-	0	$6	$6	$-	0

Net income before federal income taxes	$260	$180	$80	44	$485	$145	$340	234
Federal and foreign income taxes incurred	$59	$38	$21	55	$116	$(4)	$120	nm
Net income (statutory)	$201	$142	$59	42	$369	$149	$220	148

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
*	Excludes CSU Producers Resources Inc.

CINF Fourth-Quarter 2012 Supplemental Financial Data

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Consolidated Cincinnati Insurance Companies
Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000	$32	$21	$4	$10	$21	$18	$5	$11	$15	$16	$36	$34	$68	$56
New losses $1,000,000-$4,000,000	44	39	47	31	47	45	33	49	78	83	117	128	161	173
New losses $250,000-$1,000,000	53	50	58	43	53	59	52	55	102	106	152	165	205	217
Case reserve development above $250,000	68	60	55	67	68	57	51	34	122	85	182	142	250	210
Large losses subtotal	$197	$170	$164	$151	$189	$179	$141	$149	$317	$290	$487	$469	$684	$656
IBNR incurred	(22)	(25)	7	19	(11)	-	18	33	26	51	2	51	(20)	39
Catastrophe losses incurred	26	62	146	89	(25)	90	289	40	233	329	295	419	321	395
Remaining incurred	152	242	234	187	194	234	218	213	421	430	662	664	814	859
Total losses incurred	$353	$449	$551	$446	$347	$503	$666	$435	$997	$1,100	$1,446	$1,603	$1,799	$1,949
Commercial Lines
New losses greater than $4,000,000	$32	$21	$4	$10	$21	$18	$6	$11	$15	$16	$36	$34	$68	$56
New losses $1,000,000-$4,000,000	36	30	33	24	38	40	30	40	56	70	86	110	122	148
New losses $250,000-$1,000,000	37	33	36	31	35	45	39	37	68	77	101	122	138	156
Case reserve development above $250,000	63	56	51	64	58	52	46	31	115	77	171	129	234	187
Large losses subtotal	$168	$140	$124	$129	$152	$155	$121	$119	$254	$240	$394	$395	$562	$547
IBNR incurred	1	(21)	6	-	(5)	1	11	24	6	35	(14)	36	(13)	31
Catastrophe losses incurred	17	43	89	39	(18)	58	157	26	127	183	170	241	187	223
Remaining incurred	65	138	132	105	101	130	124	131	237	255	374	385	439	486
Total losses incurred	$251	$300	$351	$273	$230	$344	$413	$300	$624	$713	$924	$1,057	$1,175	$1,287
Personal Lines
New losses greater than $4,000,000	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
New losses $1,000,000-$4,000,000	8	9	13	5	9	4	3	9	18	13	27	17	35	25
New losses $250,000-$1,000,000	13	14	18	8	13	11	10	14	26	23	40	35	53	48
Case reserve development above $250,000	4	1	3	2	8	4	4	3	5	7	6	11	10	19
Large losses subtotal	$25	$24	$34	$15	$30	$19	$17	$26	$49	$43	$73	$63	$98	$92
IBNR incurred	(24)	(10)	(4)	14	(4)	(3)	4	4	11	9	-	6	(24)	1
Catastrophe losses incurred	9	18	56	49	(6)	32	131	14	105	145	123	177	132	171
Remaining incurred	87	101	100	81	90	103	91	80	181	170	283	273	370	364
Total losses incurred	$97	$133	$186	$159	$110	$151	$243	$124	$346	$367	$479	$519	$576	$628
Excess & Surplus Lines
New losses greater than $4,000,000	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
New losses $1,000,000-$4,000,000	-	1	1	2	-	1	-	-	3	-	4	1	4	-
New losses $250,000-$1,000,000	3	3	4	4	5	3	2	4	8	6	11	8	14	13
Case reserve development above $250,000	1	2	1	1	2	1	1	-	3	1	5	2	6	4
Large losses subtotal	$4	$6	$6	$7	$7	$5	$3	$4	$14	$7	$20	$11	$24	$17
IBNR incurred	1	6	5	5	(2)	2	3	5	9	7	16	9	17	7
Catastrophe losses incurred	-	-	1	1	(1)	-	1	-	2	1	2	1	2	1
Remaining incurred	-	3	2	1	3	1	2	2	3	5	5	6	5	9
Total losses incurred	$5	$15	$14	$14	$7	$8	$9	$11	$28	$20	$43	$27	$48	$34

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

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Consolidated Cincinnati Insurance Companies
Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000	3.7%	2.5%	0.5%	1.3%	2.8%	2.3%	0.8%	1.4%	0.9%	1.1%	1.4%	1.5%	2.0%	1.9%
New losses $1,000,000-$4,000,000	5.0	4.6	5.7	3.9	5.7	5.8	4.6	6.7	4.8	5.6	4.7	5.7	4.8	5.7
New losses $250,000-$1,000,000	6.1	5.9	7.1	5.5	6.6	7.7	7.0	7.3	6.2	7.2	6.2	7.4	6.1	7.2
Case reserve development above $250,000	7.8	7.0	6.7	8.3	8.7	7.5	6.9	4.6	7.5	5.8	7.4	6.3	7.5	6.9
Large losses subtotal	22.6%	20.0%	20.0%	19.0%	23.8%	23.3%	19.3%	20.0%	19.4%	19.7%	19.7%	20.9%	20.4%	21.7%
IBNR incurred	(2.4)	(2.9)	0.9	2.3	(1.2)	0.1	2.5	4.4	1.6	3.4	0.1	2.3	(0.6)	1.4
Total catastrophe losses incurred	2.9	7.3	17.6	11.1	(3.0)	11.7	39.6	5.5	14.5	22.3	11.9	18.7	9.6	13.1
Remaining incurred	17.5	28.4	28.2	23.5	24.5	30.3	29.8	28.5	25.9	29.2	26.7	29.6	24.4	28.2
Total loss ratio	40.6%	52.8%	66.7%	55.9%	44.1%	65.4%	91.2%	58.4%	61.4%	74.6%	58.4%	71.5%	53.8%	64.4%
Commercial Lines
New losses greater than $4,000,000	5.3%	3.4%	0.7%	1.9%	3.9%	3.2%	1.1%	1.9%	1.3%	1.5%	2.0%	2.1%	2.9%	2.6%
New losses $1,000,000-$4,000,000	5.7	4.9	5.5	4.2	6.5	7.3	5.5	7.5	4.9	6.5	4.9	6.8	5.1	6.7
New losses $250,000-$1,000,000	5.9	5.5	6.2	5.5	6.0	8.1	7.4	6.9	5.9	7.1	5.8	7.5	5.8	7.1
Case reserve development above $250,000	10.1	9.3	8.7	11.2	10.3	9.3	8.7	5.7	9.9	7.2	9.7	7.9	9.8	8.5
Large losses subtotal	27.0%	23.1%	21.1%	22.8%	26.7%	27.9%	22.7%	22.0%	22.0%	22.3%	22.4%	24.3%	23.6%	24.9%
IBNR incurred	0.3	(3.4)	1.1	0.0	(0.8)	0.2	2.0	4.4	0.5	3.3	(0.8)	2.2	(0.5)	1.4
Total catastrophe losses incurred	2.7	7.1	15.1	6.8	(3.2)	10.4	29.6	4.9	11.0	17.1	9.6	14.7	7.8	10.2
Remaining incurred	10.5	22.7	22.3	18.4	17.8	23.3	23.3	24.2	20.5	23.7	21.2	23.6	18.4	22.1
Total loss ratio	40.5%	49.5%	59.6%	48.0%	40.5%	61.8%	77.6%	55.5%	54.0%	66.4%	52.4%	64.8%	49.3%	58.6%
Personal Lines
New losses greater than $4,000,000	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
New losses $1,000,000-$4,000,000	3.8	3.7	6.4	2.3	3.9	2.2	2.0	4.8	4.4	3.5	4.1	3.0	4.1	3.3
New losses $250,000-$1,000,000	5.9	6.1	8.4	4.0	6.9	6.0	5.4	7.1	6.2	6.2	6.2	6.1	6.1	6.3
Case reserve development above $250,000	2.1	0.5	1.2	0.9	4.2	1.9	2.3	1.7	1.1	2.0	0.9	2.0	1.2	2.5
Large losses subtotal	11.8%	10.3%	16.0%	7.2%	15.0%	10.1%	9.7%	13.6%	11.7%	11.7%	11.2%	11.1%	11.4%	12.1%
IBNR incurred	(10.8)	(4.6)	(1.6)	6.6	(1.6)	(1.5)	2.4	2.3	2.5	2.3	0.1	1.0	(2.8)	0.3
Total catastrophe losses incurred	3.5	8.8	26.2	23.3	(3.0)	16.4	73.0	7.4	24.8	39.2	19.3	31.4	15.2	22.5
Remaining incurred	38.8	46.2	46.6	39.1	44.7	53.5	50.6	41.6	42.8	46.0	44.0	48.6	42.6	47.6
Total loss ratio	43.3%	60.7%	87.2%	76.2%	55.1%	78.5%	135.7%	64.9%	81.8%	99.2%	74.6%	92.1%	66.4%	82.5%
Excess & Surplus Lines
New losses greater than $4,000,000	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
New losses $1,000,000-$4,000,000	0.0	4.3	4.4	11.1	0.0	0.0	0.0	0.0	7.7	0.0	6.5	0.0	4.7	0.0
New losses $250,000-$1,000,000	11.1	15.0	16.5	17.7	22.6	13.5	12.4	25.8	17.1	18.7	16.3	16.8	14.9	18.4
Case reserve development above $250,000	2.7	8.8	6.4	5.6	7.6	9.3	2.4	2.7	6.0	2.6	7.0	5.1	5.9	5.8
Large losses subtotal	13.8%	28.1%	27.3%	34.4%	30.2%	22.8%	14.8%	28.5%	30.8%	21.3%	29.8%	21.9%	25.5%	24.2%
IBNR incurred	6.0	25.9	21.0	22.2	(10.4)	12.5	17.1	26.1	21.6	21.3	23.2	18.1	18.5	10.1
Total catastrophe losses incurred	1.2	0.5	3.4	3.7	(0.4)	2.4	4.2	2.8	3.5	3.5	2.4	3.1	2.1	2.2
Remaining incurred	(1.5)	10.0	8.1	5.4	14.5	3.4	13.4	20.2	6.8	16.6	7.9	11.8	5.4	12.5
Total loss ratio	19.5%	64.5%	59.8%	65.7%	33.9%	41.1%	49.5%	77.6%	62.7%	62.7%	63.3%	54.9%	51.5%	49.0%

*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

11

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000	6	4	1	2	4	3	1	2	3	3	7	6	13	10
New losses $1,000,000-$4,000,000	28	27	29	19	23	25	18	30	48	48	75	73	103	96
New losses $250,000-$1,000,000	118	116	130	101	115	129	122	122	231	244	347	373	465	488
Case reserve development above $250,000	99	86	78	86	108	84	81	68	164	149	250	233	349	341
Large losses total	251	233	238	208	250	241	222	222	446	444	679	685	930	935
Commercial Lines
New losses greater than $4,000,000	6	4	1	2	4	3	1	2	3	3	7	6	13	10
New losses $1,000,000-$4,000,000	22	21	18	15	18	21	15	24	33	39	54	60	76	78
New losses $250,000-$1,000,000	82	78	77	70	76	98	97	85	147	182	225	280	307	356
Case reserve development above $250,000	86	79	64	81	90	72	70	59	145	129	224	201	310	291
Large losses total	196	182	160	168	188	194	183	170	328	353	510	547	706	735
Personal Lines
New losses greater than $4,000,000	-	-	-	-	-	-	-	-	-	-	-	-	-	-
New losses $1,000,000-$4,000,000	6	5	10	2	5	4	3	6	12	9	17	13	23	18
New losses $250,000-$1,000,000	29	31	44	21	31	26	20	29	65	49	96	75	125	106
Case reserve development above $250,000	11	3	8	4	15	9	10	8	12	18	15	27	26	42
Large losses total	46	39	62	27	51	39	33	43	89	76	128	115	174	166
Excess & Surplus Lines
New losses greater than $4,000,000	-	-	-	-	-	-	-	-	-	-	-	-	-	-
New losses $1,000,000-$4,000,000	-	1	1	2	-	-	-	-	3	-	4	-	4	-
New losses $250,000-$1,000,000	7	7	9	10	8	5	5	8	19	13	26	18	33	26
Case reserve development above $250,000	2	4	6	1	3	3	1	1	7	2	11	5	13	8
Large losses total	9	12	16	13	11	8	6	9	29	15	41	23	50	34

The sum of quarterly amounts may not equal the full year as each is computed independently.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

12

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Twelve Months Ended December 31, 2012

(Dollars in millions)	Commercial Lines							Personal Lines			E & S	Consolidated		Comm'l	Personal	E & S	Consol
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Surety & Exec Risk	Mach. & Equipment	Personal Auto	Home Owner	Other Personal	All Lines	2012 Total	2011 Total	Change %	Change %	Change %	Change %

OH	$141.7	$103.3	$66.7	$-	$19.4	$23.7	$6.1	$126.3	$102.6	$35.4	$10.7	$635.4	$592.5	9.0	4.8	12.1	7.3
IL	60.3	44.4	28.8	57.6	12.9	7.0	3.4	31.7	26.5	8.4	7.3	288.3	267.3	6.4	9.8	39.7	7.8
IN	47.0	40.0	24.1	29.8	8.1	7.0	2.9	33.5	34.3	8.5	9.8	245.1	223.1	9.9	8.3	23.1	9.9
PA	49.4	34.1	32.6	47.8	10.0	6.7	2.4	10.2	8.1	4.0	4.3	209.8	195.0	6.2	16.5	31.3	7.6
GA	28.1	25.4	19.8	11.8	8.6	6.2	1.4	34.9	35.2	10.1	7.6	189.2	170.5	11.7	7.7	45.9	11.0
NC	34.7	32.1	19.9	18.4	15.3	8.5	2.2	22.7	16.3	6.1	4.0	180.3	161.2	6.2	30.0	32.8	11.9
MI	36.7	25.2	16.9	19.6	10.2	6.3	2.2	25.2	21.3	4.5	5.0	173.1	147.0	11.5	32.1	48.5	17.7
KY	23.0	25.3	15.7	3.1	6.8	3.8	1.4	25.5	22.3	5.7	3.6	136.1	125.9	8.2	7.3	20.5	8.1
VA	29.4	23.9	18.8	18.7	5.2	7.1	1.5	10.6	9.2	3.4	4.2	132.1	124.8	3.8	9.2	55.1	5.8
TN	25.9	24.1	16.6	9.3	10.6	5.3	1.7	13.5	15.1	4.8	2.6	129.5	113.5	11.5	19.3	59.1	14.1
AL	19.7	22.5	9.5	1.2	9.0	3.1	1.3	18.2	29.8	6.5	4.2	125.1	112.5	14.4	7.0	20.4	11.2
WI	27.3	20.5	12.2	28.7	4.1	3.1	1.9	8.9	8.9	3.7	3.2	122.5	107.7	15.7	4.2	30.8	13.9
MO	23.4	23.1	13.4	11.8	6.9	2.7	1.8	5.4	7.7	1.7	5.8	103.6	93.3	8.8	15.7	39.5	11.1
MN	22.3	18.8	9.1	8.3	3.6	2.7	1.5	12.3	11.8	4.9	3.0	98.3	82.5	11.6	39.6	32.6	19.2
IA	18.2	14.7	8.7	20.2	3.7	3.5	1.4	4.9	5.2	1.9	1.8	84.1	81.6	1.5	9.2	32.9	3.0
TX	29.6	21.0	17.5	2.5	1.0	1.9	1.7	-	-	-	8.0	83.0	62.1	34.9	nm	23.0	33.6
FL	20.5	17.5	7.3	1.4	1.0	1.9	0.7	8.3	11.2	2.1	3.3	75.1	80.9	(9.4)	(5.8)	31.0	(7.2)
NY	32.1	12.3	11.0	2.1	1.3	2.8	1.0	0.5	0.3	-	1.2	64.0	58.9	8.9	(55.4)	24.4	8.5
MD	15.6	8.9	12.5	10.7	1.2	2.5	0.6	2.9	3.1	0.9	1.7	60.6	51.7	14.3	44.7	26.6	17.4
AR	8.9	13.6	5.9	2.5	5.8	1.5	0.9	5.3	6.0	1.7	2.1	54.2	47.7	8.0	30.8	34.3	13.6
KS	7.8	10.6	4.7	6.6	3.2	1.7	0.7	4.9	6.7	1.4	1.1	49.4	46.4	5.3	6.8	55.7	6.5
SC	11.0	9.0	7.3	3.9	2.4	1.9	0.5	3.8	2.6	0.9	1.2	44.4	39.8	6.3	43.5	38.0	11.7
AZ	12.4	7.8	10.2	2.6	0.9	1.1	0.6	3.0	2.2	0.8	1.5	43.1	35.4	18.0	51.2	18.1	21.7
UT	12.6	6.3	7.7	-	1.1	2.7	0.4	6.8	3.1	0.6	1.5	42.8	35.5	18.7	26.5	22.7	20.7
MT	12.0	7.1	6.3	0.1	1.1	0.7	0.5	2.4	2.0	0.5	0.4	33.0	29.8	9.6	18.6	(1.0)	10.7
NE	7.1	7.4	3.8	7.4	1.6	0.9	0.6	0.7	1.0	0.3	1.3	32.1	28.0	15.1	(0.3)	33.7	14.6
ID	9.7	6.2	5.9	0.2	0.8	1.1	0.5	2.2	1.4	0.4	0.7	29.0	24.6	16.4	24.4	37.3	17.9
WV	8.2	6.1	5.7	1.8	2.4	0.7	0.5	-	0.5	0.1	2.2	28.2	24.4	15.8	(5.9)	21.5	15.5
VT	4.4	3.9	2.6	6.8	1.2	1.1	0.3	1.2	1.3	0.4	1.0	24.4	22.8	5.7	6.8	40.8	6.9
CO	7.6	7.1	5.3	0.4	-	1.2	0.5	-	0.3	-	1.0	23.4	17.7	31.5	9.4	62.5	32.2
ND	6.6	4.8	3.6	-	1.4	0.6	0.3	0.7	0.7	0.2	0.3	19.2	16.2	19.0	13.0	28.5	18.6
NH	2.8	2.7	1.4	2.3	0.6	0.6	0.2	1.6	1.7	0.5	0.6	15.0	13.7	(1.2)	51.7	19.3	9.4
WA	4.5	2.5	3.5	-	-	0.7	0.2	-	-	-	1.1	12.6	10.3	23.0	nm	13.0	22.0
SD	2.8	2.5	1.5	2.9	0.7	0.9	0.2	-	-	-	0.4	11.9	9.9	20.8	nm	36.4	21.2
DE	3.4	2.5	2.0	2.7	0.4	0.5	0.3	-	-	-	0.2	11.9	10.6	10.4	nm	nm	12.0
NM	3.7	1.9	2.1	0.8	0.1	1.5	0.1	-	-	-	0.4	10.7	8.0	35.2	nm	17.9	34.3
OR	2.7	1.7	1.9	0.1	-	0.6	0.2	0.1	-	-	1.7	8.9	4.7	75.8	nm	146.0	88.5
WY	1.5	1.4	0.7	-	-	0.3	0.1	-	-	-	0.4	4.4	4.0	9.6	nm	22.7	10.6
CT	1.2	1.2	0.6	0.3	-	0.2	0.1	-	-	0.2	0.2	4.0	2.2	80.0	15.7	46.7	77.5
All Other	3.3	2.5	2.5	4.5	0.6	1.6	0.1	-	0.1	-	0.9	15.9	13.7	12.1	(18.7)	194.3	15.9
Total	$819.1	$645.6	$446.3	$348.5	$163.0	$127.8	$44.8	$428.2	$398.4	$120.7	$111.4	$3,653.9	$3,297.3	9.9	11.3	32.1	10.8
Other Direct	-	1.0	-	4.1	-	-	-	-	0.2	-	-	5.3	4.7	16.1	(32.6)	nm	13.0
Total Direct	$819.1	$646.6	$446.3	$352.6	$163.0	$127.8	$44.8	$428.2	$398.6	$120.7	$111.4	$3,659.2	$3,302.0	9.9	11.3	32.1	10.8

Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2012 Supplemental Financial Data

13

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Commercial casualty:
Written premiums	$189	$200	$202	$202	$169	$175	$177	$189	$404	$366	$604	$541	$793	$710
Earned premiums	198	197	191	181	179	180	180	172	372	352	569	532	767	711
Current accident year before catastrophe losses	67.5%	52.1%	67.2%	70.2%	70.4%	64.1%	66.0%	78.8%	68.7%	72.3%	63.0%	69.5%	64.1%	69.7%
Current accident year catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prior accident years before catastrophe losses	(24.0)	(12.9)	(29.2)	(26.7)	11.6	(26.7)	(27.2)	(32.3)	(28.0)	(29.7)	(22.8)	(28.7)	(23.1)	(18.5)
Prior accident years catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total loss and loss expense ratio	43.5%	39.2%	38.0%	43.5%	82.0%	37.4%	38.8%	46.5%	40.7%	42.6%	40.2%	40.8%	41.0%	51.2%
Commercial property:
Written premiums	$136	$150	$146	$141	$125	$132	$123	$132	$287	$255	$437	$387	$573	$512
Earned premiums	142	138	134	131	128	128	115	126	265	241	403	369	545	497
Current accident year before catastrophe losses	28.0%	45.3%	55.3%	57.2%	31.1%	77.6%	76.8%	64.8%	56.2%	70.5%	52.5%	73.0%	46.1%	62.1%
Current accident year catastrophe losses	10.4	29.6	56.7	31.4	(5.3)	33.8	78.8	15.2	44.3	45.6	39.2	41.5	31.7	29.4
Prior accident years before catastrophe losses	(2.3)	(2.1)	(3.4)	(4.4)	(17.5)	(4.9)	(1.7)	8.0	(4.0)	3.4	(3.3)	0.5	(3.1)	(4.1)
Prior accident years catastrophe losses	(2.1)	(0.7)	1.3	(5.8)	(5.3)	3.7	1.1	3.4	(2.2)	2.3	(1.7)	2.8	(1.8)	0.7
Total loss and loss expense ratio	34.0%	72.1%	109.9%	78.4%	3.0%	110.2%	155.0%	91.4%	94.3%	121.8%	86.7%	117.8%	72.9%	88.1%
Commercial auto:
Written premiums	$106	$109	$115	$114	$100	$96	$102	$107	$229	$209	$338	$305	$444	$405
Earned premiums	111	108	106	101	102	100	96	96	207	192	315	292	426	394
Current accident year before catastrophe losses	66.2%	71.1%	71.8%	73.9%	81.3%	67.8%	72.6%	76.5%	72.8%	74.5%	72.2%	72.2%	70.7%	74.5%
Current accident year catastrophe losses	(0.2)	0.8	3.2	1.4	(1.5)	2.5	6.2	0.3	2.4	3.3	1.8	3.0	1.3	1.9
Prior accident years before catastrophe losses	7.3	4.9	(1.8)	(11.9)	3.1	3.5	(11.0)	(24.2)	(6.8)	(17.6)	(2.7)	(10.3)	(0.1)	(6.9)
Prior accident years catastrophe losses	-	(0.2)	(0.3)	(0.5)	-	(0.1)	(0.1)	(0.4)	(0.4)	(0.2)	(0.3)	(0.2)	(0.2)	(0.2)
Total loss and loss expense ratio	73.3%	76.6%	72.9%	62.9%	82.9%	73.7%	67.7%	52.2%	68.0%	60.0%	71.0%	64.7%	71.7%	69.3%
Workers' compensation:
Written premiums	$84	$78	$86	$93	$78	$71	$73	$90	$179	$163	$257	$234	$341	$312
Earned premiums	89	89	85	81	83	78	81	76	166	157	255	235	344	318
Current accident year before catastrophe losses	87.6%	80.8%	80.8%	82.7%	64.5%	119.2%	108.5%	95.6%	81.7%	102.3%	81.5%	107.9%	83.0%	96.6%
Current accident year catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prior accident years before catastrophe losses	(26.2)	(25.7)	(14.3)	(19.0)	(58.2)	(28.4)	(28.9)	(4.1)	(16.6)	(16.9)	(19.8)	(20.7)	(21.5)	(30.5)
Prior accident years catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total loss and loss expense ratio	61.4%	55.1%	66.5%	63.7%	6.3%	90.8%	79.6%	91.5%	65.1%	85.4%	61.7%	87.2%	61.5%	66.1%
Specialty package:
Written premiums	$36	$39	$38	$40	$37	$36	$27	$37	$78	$64	$117	$100	$153	$137
Earned premiums	39	37	37	38	38	36	27	37	75	64	112	100	151	138
Current accident year before catastrophe losses	57.5%	56.7%	72.8%	66.4%	42.8%	91.6%	93.8%	62.7%	69.6%	75.7%	65.3%	81.5%	63.4%	70.9%
Current accident year catastrophe losses	10.1	29.3	23.9	24.8	(3.0)	25.7	223.8	9.2	24.4	99.4	26.0	72.7	22.0	51.8
Prior accident years before catastrophe losses	(8.7)	9.1	(3.0)	(14.0)	(20.6)	19.6	1.8	15.1	(8.5)	9.5	(2.7)	13.2	(4.2)	3.9
Prior accident years catastrophe losses	9.3	(14.8)	(0.2)	(12.6)	0.8	(0.9)	(0.7)	(1.5)	(6.5)	(1.1)	(9.2)	(1.1)	(4.5)	(0.6)
Total loss and loss expense ratio	68.2%	80.3%	93.5%	64.6%	20.0%	136.0%	318.7%	85.5%	79.0%	183.5%	79.4%	166.3%	76.7%	126.0%
Surety and executive risk:
Written premiums	$27	$31	$29	$27	$26	$28	$26	$24	$56	$50	$87	$78	$114	$104
Earned premiums	29	28	27	27	27	26	25	25	54	50	82	76	111	103
Current accident year before catastrophe losses	57.7%	60.4%	72.1%	49.2%	96.4%	54.7%	47.9%	54.7%	60.9%	51.3%	60.7%	52.4%	59.9%	63.7%
Current accident year catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prior accident years before catastrophe losses	(23.9)	(17.2)	10.3	34.8	38.8	32.5	19.4	41.4	22.3	30.2	8.9	31.0	0.4	33.0
Prior accident years catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total loss and loss expense ratio	33.8%	43.2%	82.4%	84.0%	135.2%	87.2%	67.3%	96.1%	83.2%	81.5%	69.6%	83.4%	60.3%	96.7%
Machinery and equipment:
Written premiums	$10	$12	$10	$9	$11	$9	$9	$9	$19	$18	$31	$27	$41	$38
Earned premiums	10	10	10	9	10	9	9	8	19	17	29	26	39	36
Current accident year before catastrophe losses	11.5%	19.9%	23.8%	36.0%	10.0%	38.7%	32.0%	28.2%	29.8%	30.1%	26.4%	33.1%	22.5%	26.9%
Current accident year catastrophe losses	-	-	-	-	(2.3)	2.4	0.2	0.2	-	0.2	-	0.9	-	0.1
Prior accident years before catastrophe losses	(4.1)	(3.9)	(2.5)	3.2	(7.8)	(1.6)	6.9	8.5	0.4	7.7	(1.1)	4.5	(1.9)	1.2
Prior accident years catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total loss and loss expense ratio	7.4%	16.0%	21.3%	39.2%	(0.1)%	39.5%	39.1%	36.9%	30.2%	38.0%	25.3%	38.5%	20.6%	28.2%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2012 Supplemental Financial Data

14

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11

Personal auto:
Written premiums	$102	$117	$115	$91	$92	$107	$104	$82	$206	$186	$323	$293	$425	$385
Earned premiums	105	101	100	98	95	94	90	89	198	179	299	273	404	368
Current accident year before catastrophe losses	71.6%	68.2%	78.0%	73.5%	103.4%	66.6%	67.3%	68.2%	75.8%	67.7%	73.2%	67.4%	72.8%	76.7%
Current accident year catastrophe losses	(0.3)	(3.1)	9.7	5.1	(0.9)	1.5	10.3	1.3	7.4	5.8	3.9	4.3	2.8	3.0
Prior accident years before catastrophe losses	1.4	(5.2)	(4.7)	(8.1)	4.8	1.7	(5.0)	(5.3)	(6.4)	(5.1)	(6.0)	(2.8)	(4.1)	(0.8)
Prior accident years catastrophe losses	(0.1)	(0.3)	(0.7)	(0.8)	-	(0.1)	(0.1)	(0.4)	(0.8)	(0.2)	(0.6)	(0.2)	(0.5)	(0.2)
Total loss and loss expense ratio	72.6%	59.6%	82.3%	69.7%	107.3%	69.7%	72.5%	63.8%	76.0%	68.2%	70.5%	68.7%	71.0%	78.7%

Homeowner:
Written premiums	$93	$105	$103	$77	$79	$87	$78	$68	$180	$146	$285	$233	$378	$312
Earned premiums	92	90	87	84	78	74	66	76	171	142	261	216	353	294
Current accident year before catastrophe losses	52.1%	80.7%	74.0%	63.0%	62.8%	86.2%	97.8%	71.4%	68.6%	83.6%	72.8%	84.5%	67.4%	78.7%
Current accident year catastrophe losses	10.4	28.1	59.2	60.4	(5.3)	40.3	175.4	22.1	59.8	92.7	48.9	74.7	38.8	53.6
Prior accident years before catastrophe losses	(17.3)	(11.9)	(6.0)	(2.9)	(13.3)	(6.1)	(0.5)	2.6	(4.5)	1.1	(7.1)	(1.4)	(9.7)	(4.5)
Prior accident years catastrophe losses	(0.4)	(4.9)	(5.7)	(9.8)	(0.2)	(1.8)	(0.1)	(5.8)	(7.7)	(3.1)	(6.8)	(2.7)	(5.1)	(2.0)
Total loss and loss expense ratio	44.8%	92.0%	121.5%	110.7%	44.0%	118.6%	272.6%	90.3%	116.2%	174.3%	107.8%	155.1%	91.4%	125.8%

Other personal:
Written premiums	$27	$31	$32	$25	$25	$28	$28	$23	$57	$51	$88	$79	$115	$104
Earned premiums	29	28	27	27	26	25	24	25	54	49	82	74	111	100
Current accident year before catastrophe losses	38.6%	46.2%	68.6%	63.1%	52.7%	87.0%	88.2%	55.9%	65.9%	71.9%	59.2%	77.0%	53.8%	70.7%
Current accident year catastrophe losses	4.5	18.4	6.0	11.7	(0.8)	10.4	34.5	3.8	8.8	19.0	12.1	16.1	10.1	11.7
Prior accident years before catastrophe losses	(46.1)	(30.4)	6.2	(22.1)	(18.8)	(36.4)	(18.4)	2.3	(7.8)	(7.9)	(15.5)	(17.6)	(23.5)	(17.9)
Prior accident years catastrophe losses	(0.2)	(1.2)	(1.2)	(3.1)	(0.1)	(0.6)	(0.5)	(0.8)	(2.1)	(0.6)	(1.8)	(0.6)	(1.4)	(0.5)
Total loss and loss expense ratio	(3.2)%	33.0%	79.6%	49.6%	33.0%	60.4%	103.8%	61.2%	64.8%	82.4%	54.0%	74.9%	39.0%	64.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2012 Supplemental Financial Data

15

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2012
Commercial casualty	$302	$136	$438	$(58)	$(16)	$(32)	$(106)	$244	$(16)	$104	$332
Commercial property	390	31	421	8	(13)	1	(4)	398	(13)	32	417
Commercial auto	263	41	304	(8)	5	4	1	255	5	45	305
Workers' compensation	211	46	257	(34)	9	(11)	(36)	177	9	35	221
Specialty packages	123	18	141	28	(7)	(4)	17	151	(7)	14	158
Surety and executive risk	59	20	79	(5)	1	(3)	(7)	54	1	17	72
Machinery and equipment	8	1	9	(1)	(1)	1	(1)	7	(1)	2	8
Total commercial lines	1,356	293	1,649	(70)	(22)	(44)	(136)	1,286	(22)	249	1,513

Personal auto	241	41	282	12	(8)	1	5	253	(8)	42	287
Homeowners	312	30	342	5	(18)	-	(13)	317	(18)	30	329
Other personal	51	5	56	(2)	(10)	(1)	(13)	49	(10)	4	43
Total personal lines	604	76	680	15	(36)	-	(21)	619	(36)	76	659

Commercial casualty & property	17	7	24	18	17	10	45	35	17	17	69
Total excess & surplus lines	17	7	24	18	17	10	45	35	17	17	69
Total property casualty	$1,977	$376	$2,353	$(37)	$(41)	$(34)	$(112)	$1,940	$(41)	$342	$2,241

Ceded loss and loss expense incurred for the twelve months ended December 31, 2012
Commercial casualty	$20	$2	$22	$3	$(6)	$(2)	$(5)	$23	$(6)	$-	$17
Commercial property	36	1	37	(16)	(2)	-	(18)	20	(2)	1	19
Commercial auto	2	-	2	(1)	(1)	-	(2)	1	(1)	-	-
Workers' compensation	10	1	11	(1)	(1)	-	(2)	9	(1)	1	9
Specialty packages	24	-	24	22	(3)	-	19	46	(3)	-	43
Surety and executive risk	6	1	7	(2)	-	-	(2)	4	-	1	5
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	98	5	103	5	(13)	(2)	(10)	103	(13)	3	93

Personal auto	1	-	1	-	(1)	-	(1)	1	(1)	-	-
Homeowners	18	-	18	(4)	(8)	-	(12)	14	(8)	-	6
Other personal	2	-	2	-	(1)	-	(1)	2	(1)	-	1
Total personal lines	21	-	21	(4)	(10)	-	(14)	17	(10)	-	7

Commercial casualty & property	-	-	-	2	2	-	4	2	2	-	4
Total excess & surplus lines	-	-	-	2	2	-	4	2	2	-	4
Total property casualty	$119	$5	$124	$3	$(21)	$(2)	$(20)	$122	$(21)	$3	$104

Net loss and loss expense incurred for the twelve months ended December 31, 2012
Commercial casualty	$282	$134	$416	$(61)	$(10)	$(30)	$(101)	$221	$(10)	$104	$315
Commercial property	354	30	384	24	(11)	1	14	378	(11)	31	398
Commercial auto	261	41	302	(7)	6	4	3	254	6	45	305
Workers' compensation	201	45	246	(33)	10	(11)	(34)	168	10	34	212
Specialty packages	99	18	117	6	(4)	(4)	(2)	105	(4)	14	115
Surety and executive risk	53	19	72	(3)	1	(3)	(5)	50	1	16	67
Machinery and equipment	8	1	9	(1)	(1)	1	(1)	7	(1)	2	8
Total commercial lines	1,258	288	1,546	(75)	(9)	(42)	(126)	1,183	(9)	246	1,420

Personal auto	240	41	281	12	(7)	1	6	252	(7)	42	287
Homeowners	294	30	324	9	(10)	-	(1)	303	(10)	30	323
Other personal	49	5	54	(2)	(9)	(1)	(12)	47	(9)	4	42
Total personal lines	583	76	659	19	(26)	-	(7)	602	(26)	76	652

Commercial casualty & property	17	7	24	16	15	10	41	33	15	17	65
Total excess & surplus lines	17	7	24	16	15	10	41	33	15	17	65
Total property casualty	$1,858	$371	$2,229	$(40)	$(20)	$(32)	$(92)	$1,818	$(20)	$339	$2,137

CINF Fourth-Quarter 2012 Supplemental Financial Data

16

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2012
Commercial casualty	$83	$35	$118	$(25)	$11	$(11)	$(25)	$58	$11	$24	$93
Commercial property	101	8	109	(36)	(24)	(2)	(62)	65	(24)	6	47
Commercial auto	68	10	78	(4)	4	3	3	64	4	13	81
Workers' compensation	53	12	65	(12)	9	(5)	(8)	41	9	7	57
Specialty packages	41	4	45	34	(5)	(1)	28	75	(5)	3	73
Surety and executive risk	19	5	24	(12)	2	-	(10)	7	2	5	14
Machinery and equipment	1	1	2	1	(2)	-	(1)	2	(2)	1	1
Total commercial lines	366	75	441	(54)	(5)	(16)	(75)	312	(5)	59	366

Personal auto	62	11	73	9	(8)	1	2	71	(8)	12	75
Homeowners	61	8	69	(12)	(12)	(3)	(27)	49	(12)	5	42
Other personal	12	3	15	(3)	(10)	(1)	(14)	9	(10)	2	1
Total personal lines	135	22	157	(6)	(30)	(3)	(39)	129	(30)	19	118

Commercial casualty & property	5	2	7	(2)	1	3	2	3	1	5	9
Total excess & surplus lines	5	2	7	(2)	1	3	2	3	1	5	9
Total property casualty	$506	$99	$605	$(62)	$(34)	$(16)	$(112)	$444	$(34)	$83	$493

Ceded loss and loss expense incurred for the three months ended December 31, 2012
Commercial casualty	$13	$1	$14	$(7)	$(1)	$(1)	$(9)	$6	$(1)	$-	$5
Commercial property	13	-	13	(11)	(2)	-	(13)	2	(2)	-	-
Commercial auto	2	-	2	(2)	-	-	(2)	-	-	-	-
Workers' compensation	2	1	3	(1)	-	-	(1)	1	-	1	2
Specialty packages	11	-	11	37	(1)	-	36	48	(1)	-	47
Surety and executive risk	4	1	5	-	-	-	-	4	-	1	5
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	45	3	48	16	(4)	(1)	11	61	(4)	2	59

Personal auto	-	-	-	-	-	-	-	-	-	-	-
Homeowners	1	-	1	-	(1)	-	(1)	1	(1)	-	-
Other personal	1	-	1	1	-	-	1	2	-	-	2
Total personal lines	2	-	2	1	(1)	-	-	3	(1)	-	2

Commercial casualty & property	-	-	-	(2)	1	-	(1)	(2)	1	-	(1)
Total excess & surplus lines	-	-	-	(2)	1	-	(1)	(2)	1	-	(1)
Total property casualty	$47	$3	$50	$15	$(4)	$(1)	$10	$62	$(4)	$2	$60

Net loss and loss expense incurred for the three months ended December 31, 2012
Commercial casualty	$70	$34	$104	$(18)	$12	$(10)	$(16)	$52	$12	$24	$88
Commercial property	88	8	96	(25)	(22)	(2)	(49)	63	(22)	6	47
Commercial auto	66	10	76	(2)	4	3	5	64	4	13	81
Workers' compensation	51	11	62	(11)	9	(5)	(7)	40	9	6	55
Specialty packages	30	4	34	(3)	(4)	(1)	(8)	27	(4)	3	26
Surety and executive risk	15	4	19	(12)	2	-	(10)	3	2	4	9
Machinery and equipment	1	1	2	1	(2)	-	(1)	2	(2)	1	1
Total commercial lines	321	72	393	(70)	(1)	(15)	(86)	251	(1)	57	307

Personal auto	62	11	73	9	(8)	1	2	71	(8)	12	75
Homeowners	60	8	68	(12)	(11)	(3)	(26)	48	(11)	5	42
Other personal	11	3	14	(4)	(10)	(1)	(15)	7	(10)	2	(1)
Total personal lines	133	22	155	(7)	(29)	(3)	(39)	126	(29)	19	116

Commercial casualty & property	5	2	7	-	-	3	3	5	-	5	10
Total excess & surplus lines	5	2	7	-	-	3	3	5	-	5	10
Total property casualty	$459	$96	$555	$(77)	$(30)	$(15)	$(122)	$382	$(30)	$81	$433

CINF Fourth-Quarter 2012 Supplemental Financial Data

17

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - All Lines

(Dollars in millions)	Years ended December 31,
	2012	2011	2010	2009	2008
Premiums
Adjusted written premiums – statutory*	$3,467	$3,105	$2,952	$2,919	$3,040
Written premium adjustment – statutory	15	(7)	11	(8)	(30)
Reported written premiums – statutory**	3,482	3,098	2,963	2,911	3,010
Unearned premium change	(138)	(69)	(39)	-	-
Earned premiums (GAAP)	$3,344	$3,029	$2,924	$2,911	$3,010

Year-over-year growth rate:
Adjusted written premiums – statutory	12%	5%	1%	(4)%	(3)%
Written premiums – statutory	12%	5%	2%	(3)%	(3)%
Earned premiums	10%	4%	-%	(3)%	(4)%

Statutory combined ratio
Reported statutory combined ratio*	95.4%	108.9%	101.8%	104.4%	100.4%
Less catastrophe losses	10.0	13.3	5.1	5.7	6.8
Statutory combined ratio excluding catastrophe losses	85.4%	95.6%	96.7%	98.7%	93.6%

Reported commission expense ratio*	18.9%	18.6%	18.7%	19.0%	18.4%
Reported other expense ratio*	12.6	13.3	14.2	13.7	13.7
Reported statutory expense ratio*	31.5%	31.9%	32.9%	32.7%	32.1%

GAAP combined ratio
GAAP combined ratio	96.1%	109.3%	101.8%	104.5%	100.5%

Written premiums to surplus
Written premiums to statutory surplus ratio	0.890	0.826	0.784	0.798	0.896

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

18

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2012	2011	2010	2009	2008
Premiums
Adjusted written premiums – statutory*	$2,444	$2,225	$2,144	$2,190	$2,341
Written premium adjustment – statutory	15	(7)	11	(9)	(30)
Reported written premiums – statutory	$2,459	$2,218	$2,155	$2,181	$2,311
Unearned premium change	(76)	(21)	(1)	18	5
Earned premiums (GAAP)	$2,383	$2,197	$2,154	$2,199	$2,316

Year-over-year growth rate:
Adjusted written premiums – statutory	10%	4%	(2)%	(6)%	(4)%
Written premiums – statutory	11%	3%	(1)%	(6)%	(4)%
Earned premiums	8%	2%	(2)%	(5)%	(4)%

Statutory combined ratio
Reported statutory combined ratio*	92.1%	104.2%	99.6%	101.8%	96.6%
Less catastrophe losses	8.2	10.4	4.1	2.5	4.5
Statutory combined ratio excluding catastrophe losses (adjusted)	83.9%	93.8%	95.5%	99.3%	92.1%

GAAP combined ratio
GAAP combined ratio	92.5%	104.8%	99.4%	101.7%	96.9%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

19

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2012	2011	2010	2009	2008
Premiums
Adjusted written premiums – statutory*	$918	$801	$750	$690	$685
Written premium adjustment – statutory	-	-	-	1	-
Reported written premiums – statutory	$918	$801	$750	$691	$685
Unearned premium change	(50)	(39)	(29)	(6)	4
Earned premiums (GAAP)	$868	$762	$721	$685	$689

Year-over-year growth rate:
Adjusted written premiums – statutory	15%	7%	9%	1%	(3)%
Written premiums – statutory	15%	7%	9%	1%	(3)%
Earned premiums	14%	6%	5%	(1)%	(4)%

Statutory combined ratio
Reported statutory combined ratio*	104.0%	124.2%	107.1%	111.4%	111.6%
Less catastrophe losses	15.9	22.7	8.1	16.1	14.5
Statutory combined ratio excluding catastrophe losses (adjusted)	88.1%	101.5%	99.0%	95.3%	97.1%

GAAP combined ratio
GAAP combined ratio	105.3%	124.0%	107.8%	111.9%	111.9%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

20

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Years ended December 31,
	2012	2011	2010	2009	2008
Premiums
Adjusted written premiums – statutory*	$105	$79	$58	$39	$14
Written premium adjustment – statutory	-	-	-	-	-
Reported written premiums – statutory	$105	$79	$58	$39	$14
Unearned premium change	(12)	(9)	(9)	(12)	(9)
Earned premiums (GAAP)	$93	$70	$49	$27	$5

Year-over-year growth rate:
Adjusted written premiums – statutory	33%	36%	49%	179%	na	%
Written premiums – statutory	33%	36%	49%	179%	na	%
Earned premiums	33%	43%	81%	440%	na	%

Statutory combined ratio
Reported statutory combined ratio*	100.8%	90.8%	118.9%	129.1%	190.6%
Less catastrophe losses	2.2	2.2	1.2	0.2	0.4
Statutory combined ratio excluding catastrophe losses (adjusted)	98.6%	88.6%	117.7%	128.9%	190.2%

GAAP combined ratio
GAAP combined ratio	101.0%	92.2%	117.2%	145.5%	nm	%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

*Excludes CSU Producers Resources Inc.

CINF Fourth-Quarter 2012 Supplemental Financial Data

21

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums	$771	$807	$798	$762	$712	$730	$717	$708	$1,560	$1,425	$2,367	$2,155	$3,138	$2,867
Agency new business written premiums	132	130	131	108	103	115	117	102	239	219	369	334	501	437
Other written premiums	(66)	(38)	(26)	(27)	(55)	(54)	(66)	(31)	(53)	(97)	(91)	(151)	(157)	(206)
Reported written premiums – statutory*	$837	$899	$903	$843	$760	$791	$768	$779	$1,746	$1,547	$2,645	$2,338	$3,482	$3,098
Unearned premium change	32	(48)	(77)	(45)	25	(22)	(38)	(34)	(122)	(72)	(170)	(94)	(138)	(69)
Earned premiums	$869	$851	$826	$798	$785	$769	$730	$745	$1,624	$1,475	$2,475	$2,244	$3,344	$3,029
Year over year change %
Agency renewal written premiums	8%	11%	11%	8%	10%	8%	5%	4%	9%	4%	10%	5%	9%	7%
Agency new business written premiums	28	13	12	6	(4)	6	10	11	9	11	10	9	15	6
Other written premiums	(20)	30	61	13	(67)	(8)	(57)	(72)	45	(62)	40	(37)	24	(44)
Reported written premiums – statutory*	10	14	18	8	5	7	3	3	13	3	13	4	12	5
Paid losses and loss expenses
Losses paid	$459	$507	$475	$415	$455	$481	$560	$404	$890	$964	$1,399	$1,442	$1,858	$1,899
Loss expenses paid	96	88	97	90	90	85	82	85	189	166	275	251	371	342
Loss and loss expenses paid	$555	$595	$572	$505	$545	$566	$642	$489	$1,079	$1,130	$1,674	$1,693	$2,229	$2,241
Statutory combined ratio
Loss ratio	40.6%	52.8%	66.7%	55.9%	44.0%	65.4%	91.2%	58.4%	61.4%	74.6%	58.4%	71.5%	53.8%	64.4%
Allocated loss expense ratio	3.4	3.7	4.5	5.5	6.2	6.4	7.0	6.0	5.0	6.5	4.6	6.4	4.3	6.3
Unallocated loss expense ratio	5.9	5.2	6.3	6.1	5.4	7.3	5.9	6.7	6.3	6.3	5.9	6.7	5.8	6.3
Net underwriting expense ratio	33.0	31.8	30.2	31.3	32.9	31.1	31.3	32.2	30.7	31.8	31.1	31.5	31.5	31.9
Statutory combined ratio	82.9%	93.5%	107.7%	98.8%	88.5%	110.2%	135.4%	103.3%	103.4%	119.2%	100.0%	116.1%	95.4%	108.9%
Contribution from catastrophe losses	3.4	8.0	17.8	11.1	(2.8)	12.0	39.8	5.5	14.6	22.5	12.3	18.9	10.0	13.3
Statutory combined ratio excluding catastrophe losses	79.5%	85.5%	89.9%	87.7%	91.3%	98.2%	95.6%	97.8%	88.8%	96.7%	87.7%	97.2%	85.4%	95.6%
Commission expense ratio	20.4%	18.4%	18.1%	18.9%	19.5%	18.2%	18.2%	18.4%	18.5%	18.3%	18.5%	18.2%	18.9%	18.6%
Other expense ratio	12.6	13.4	12.1	12.4	13.4	12.9	13.1	13.8	12.2	13.5	12.6	13.3	12.6	13.3
Statutory expense ratio	33.0%	31.8%	30.2%	31.3%	32.9%	31.1%	31.3%	32.2%	30.7%	31.8%	31.1%	31.5%	31.5%	31.9%
GAAP combined ratio
GAAP combined ratio	81.9%	94.8%	109.5%	99.1%	87.5%	110.6%	136.7%	104.1%	104.4%	120.2%	101.1%	117.0%	96.1%	109.3%
Contribution from catastrophe losses	3.4	8.0	17.8	11.1	(2.8)	12.0	39.8	5.5	14.6	22.5	12.3	18.9	10.0	13.3
GAAP combined ratio excluding catastrophe losses	78.5%	86.8%	91.7%	88.0%	90.3%	98.6%	96.9%	98.6%	89.8%	97.7%	88.8%	98.1%	86.1%	96.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

22

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums	$549	$557	$552	$571	$514	$507	$500	$542	$1,123	$1,042	$1,680	$1,549	$2,229	$2,063
Agency new business written premiums	96	90	91	75	74	81	81	71	166	152	256	233	352	307
Other written premiums	(57)	(28)	(17)	(20)	(42)	(41)	(44)	(25)	(37)	(69)	(65)	(110)	(122)	(152)
Reported written premiums – statutory*	$588	$619	$626	$626	$546	$547	$537	$588	$1,252	$1,125	$1,871	$1,672	$2,459	$2,218
Unearned premium change	30	(12)	(36)	(58)	21	10	(4)	(48)	(94)	(52)	(106)	(42)	(76)	(21)
Earned premiums	$618	$607	$590	$568	$567	$557	$533	$540	$1,158	$1,073	$1,765	$1,630	$2,383	$2,197
Year over year change %
Agency renewal written premiums	7%	10%	10%	5%	8%	6%	2%	2%	8%	2%	8%	3%	8%	4%
Agency new business written premiums	30	11	12	6	(3)	9	11	8	9	9	10	9	15	6
Other written premiums	(36)	32	61	20	(62)	2	(33)	(127)	46	(57)	41	(28)	20	(36)
Reported written premiums – statutory*	8	13	17	6	4	7	1	0	11	0	12	3	11	3
Paid losses and loss expenses
Losses paid	$321	$331	$320	$282	$329	$326	$327	$290	$602	$618	$937	$942	$1,258	$1,273
Loss expenses paid	72	67	74	74	75	65	63	69	149	131	216	197	288	271
Loss and loss expenses paid	$393	$398	$394	$356	$404	$391	$390	$359	$751	$749	$1,153	$1,139	$1,546	$1,544
Statutory combined ratio
Loss ratio	40.5%	49.5%	59.6%	48.0%	40.6%	61.8%	77.5%	55.5%	54.0%	66.4%	52.4%	64.8%	49.3%	58.5%
Allocated loss expense ratio	3.6	4.0	5.0	6.8	7.7	7.7	8.9	7.0	5.8	8.0	5.2	7.9	4.7	7.9
Unallocated loss expense ratio	5.6	4.5	5.5	6.3	1.8	7.3	4.4	6.7	5.9	5.5	5.4	6.1	5.5	5.0
Net underwriting expense ratio	34.4	33.1	31.7	31.3	33.6	32.6	32.2	32.9	31.5	32.6	32.0	32.6	32.6	32.8
Statutory combined ratio	84.1%	91.1%	101.8%	92.4%	83.7%	109.4%	123.0%	102.1%	97.2%	112.5%	95.0%	111.4%	92.1%	104.2%
Contribution from catastrophe losses	3.1	7.5	15.2	6.8	(2.9)	10.7	29.7	4.9	11.2	17.2	9.9	14.9	8.2	10.4
Statutory combined ratio excluding catastrophe losses	81.0%	83.6%	86.6%	85.6%	86.6%	98.7%	93.3%	97.2%	86.0%	95.3%	85.1%	96.5%	83.9%	93.8%
Commission expense ratio	20.2%	18.3%	17.8%	17.9%	18.9%	18.1%	17.7%	18.5%	17.8%	18.1%	18.0%	18.1%	18.5%	18.3%
Other expense ratio	14.2	14.8	13.9	13.4	14.7	14.5	14.5	14.4	13.7	14.5	14.0	14.5	14.1	14.5
Statutory expense ratio	34.4%	33.1%	31.7%	31.3%	33.6%	32.6%	32.2%	32.9%	31.5%	32.6%	32.0%	32.6%	32.6%	32.8%
GAAP combined ratio
GAAP combined ratio	82.9%	90.2%	103.5%	94.2%	83.9%	108.0%	124.2%	104.3%	98.9%	114.2%	95.9%	112.0%	92.5%	104.8%
Contribution from catastrophe losses	3.1	7.5	15.2	6.8	(2.9)	10.7	29.7	4.9	11.2	17.2	9.9	14.9	8.2	10.4
GAAP combined ratio excluding catastrophe losses	79.8%	82.7%	88.3%	87.4%	86.8%	97.3%	94.5%	99.4%	87.7%	97.0%	86.0%	97.1%	84.3%	94.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

23

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums	$203	$231	$227	$175	$185	$209	$205	$156	$402	$361	$633	$570	$836	$755
Agency new business written premiums	27	31	29	24	22	25	26	22	53	48	84	73	111	95
Other written premiums	(8)	(9)	(6)	(6)	(11)	(12)	(21)	(5)	(12)	(26)	(21)	(38)	(29)	(49)
Reported written premiums – statutory*	$222	$253	$250	$193	$196	$222	$210	$173	$443	$383	$696	$605	$918	$801
Unearned premium change	4	(34)	(36)	16	3	(29)	(30)	17	(20)	(13)	(54)	(42)	(50)	(39)
Earned premiums	$226	$219	$214	$209	$199	$193	$180	$190	$423	$370	$642	$563	$868	$762
Year over year change %
Agency renewal written premiums	10%	11%	11%	12%	11%	11%	10%	9%	11%	9%	11%	10%	11%	10%
Agency new business written premiums	23	24	12	9	(4)	0	8	22	10	14	15	9	17	6
Other written premiums	27	25	71	(20)	(83)	(100)	(200)	17	54	(100)	45	(100)	41	(96)
Reported written premiums – statutory*	13	14	19	12	7	7	3	12	16	7	15	7	15	7
Paid losses and loss expenses
Losses paid	$133	$169	$151	$130	$122	$151	$229	$109	$280	$338	$450	$488	$583	$611
Loss expenses paid	22	19	21	15	14	18	18	15	37	33	54	51	76	66
Loss and loss expenses paid	$155	$188	$172	$145	$136	$169	$247	$124	$317	$371	$504	$539	$659	$677
Statutory combined ratio
Loss ratio	43.3%	60.7%	87.2%	76.2%	55.1%	78.4%	135.7%	64.9%	81.8%	99.3%	74.6%	92.1%	66.4%	82.5%
Allocated loss expense ratio	1.7	1.9	1.9	1.8	1.8	1.9	3.0	2.3	1.8	2.6	1.8	2.4	1.8	2.2
Unallocated loss expense ratio	6.5	6.9	8.8	5.6	16.0	7.0	10.7	6.9	7.2	8.8	7.2	8.2	7.0	10.2
Net underwriting expense ratio	29.2	28.8	26.5	31.2	31.0	27.4	29.0	30.3	28.6	29.5	28.6	28.8	28.8	29.3
Statutory combined ratio	80.7%	98.3%	124.4%	114.8%	103.9%	114.7%	178.4%	104.4%	119.4%	140.2%	112.2%	131.5%	104.0%	124.2%
Contribution from catastrophe losses	4.4	10.2	26.6	23.5	(2.7)	16.8	73.4	7.4	25.0	39.4	19.9	31.7	15.9	22.7
Statutory combined ratio excluding catastrophe losses	76.3%	88.1%	97.8%	91.3%	106.6%	97.9%	105.0%	97.0%	94.4%	100.8%	92.3%	99.8%	88.1%	101.5%
Commission expense ratio	20.4%	17.9%	18.2%	21.3%	20.4%	17.6%	18.7%	17.9%	19.6%	18.3%	18.9%	18.1%	19.3%	18.6%
Other expense ratio	8.8	10.9	8.3	9.9	10.6	9.8	10.3	12.4	9.0	11.2	9.7	10.7	9.5	10.7
Statutory expense ratio	29.2%	28.8%	26.5%	31.2%	31.0%	27.4%	29.0%	30.3%	28.6%	29.5%	28.6%	28.8%	28.8%	29.3%
GAAP combined ratio
GAAP combined ratio	80.0%	105.7%	126.1%	110.9%	99.4%	119.9%	179.5%	101.5%	118.6%	139.4%	114.2%	132.7%	105.3%	124.0%
Contribution from catastrophe losses	4.4	10.2	26.6	23.5	(2.7)	16.8	73.4	7.4	25.0	39.4	19.9	31.7	15.9	22.7
GAAP combined ratio excluding catastrophe losses	75.6%	95.5%	99.5%	87.4%	102.1%	103.1%	106.1%	94.1%	93.6%	100.0%	94.3%	101.0%	89.4%	101.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. . Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

24

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums	$19	$19	$19	$16	$13	$14	$12	$10	$35	$22	$54	$36	$73	$49
Agency new business written premiums	9	9	11	9	7	9	10	9	20	19	29	28	38	35
Other written premiums	(1)	(1)	(3)	(1)	(2)	(1)	(1)	(1)	(4)	(2)	(5)	(3)	(6)	(5)
Reported written premiums – statutory*	$27	$27	$27	$24	$18	$22	$21	$18	$51	$39	$78	$61	$105	$79
Unearned premium change	(2)	(2)	(5)	(3)	1	(3)	(4)	(3)	(8)	(7)	(10)	(10)	(12)	(9)
Earned premiums	$25	$25	$22	$21	$19	$19	$17	$15	$43	$32	$68	$51	$93	$70
Year over year change %
Agency renewal written premiums	46%	36%	58%	60%	63%	56%	100%	67%	59%	83%	50%	71%	49%	69%
Agency new business written premiums	29	0	10	0	(13)	(10)	11	13	5	12	4	4	9	0
Other written premiums	50	0	(200)	0	(100)	50	50	0	(100)	33	(67)	40	(20)	17
Reported written premiums – statutory*	50	23	29	33	20	29	62	38	31	50	28	42	33	36
Paid losses and loss expenses
Losses paid	$5	$5	$4	$3	$3	$3	$4	$4	$7	$8	$12	$12	$17	$15
Loss expenses paid	2	2	2	1	2	2	1	1	3	2	5	3	7	5
Loss and loss expenses paid	$7	$7	$6	$4	$5	$5	$5	$5	$10	$10	$17	$15	$24	$20
Statutory combined ratio
Loss ratio	19.5%	64.5%	59.8%	65.7%	33.9%	41.1%	49.6%	77.6%	62.7%	62.8%	63.3%	54.9%	51.5%	48.9%
Allocated loss expense ratio	14.0	11.9	15.1	10.6	5.6	11.2	(12.8)	19.1	12.8	2.2	12.6	5.5	13.0	5.5
Unallocated loss expense ratio	4.7	5.8	3.9	5.3	2.9	9.9	4.7	6.1	4.6	5.3	5.0	7.0	4.9	5.9
Net underwriting expense ratio	32.3	30.9	30.6	31.9	31.8	30.7	31.6	27.6	31.2	29.8	31.1	30.0	31.4	30.5
Statutory combined ratio	70.5%	113.1%	109.4%	113.5%	74.2%	92.9%	73.1%	130.4%	111.3%	100.1%	112.0%	97.4%	100.8%	90.8%
Contribution from catastrophe losses	1.2	0.7	3.5	3.7	(0.3)	2.5	4.4	2.8	3.5	3.6	2.5	3.2	2.2	2.2
Statutory combined ratio excluding catastrophe losses	69.3%	112.4%	105.9%	109.8%	74.5%	90.4%	68.7%	127.6%	107.8%	96.5%	109.5%	94.2%	98.6%	88.6%
Commission expense ratio	26.4%	25.4%	25.3%	26.5%	26.0%	25.1%	24.5%	22.2%	25.8%	23.5%	25.7%	24.1%	25.9%	24.5%
Other expense ratio	5.9	5.5	5.3	5.4	5.8	5.6	7.1	5.4	5.4	6.3	5.4	6.0	5.5	6.0
Statutory expense ratio	32.3%	30.9%	30.6%	31.9%	31.8%	30.7%	31.6%	27.6%	31.2%	29.8%	31.1%	30.1%	31.4%	30.5%
GAAP combined ratio
GAAP combined ratio	71.5%	111.5%	110.7%	113.6%	73.7%	94.0%	75.9%	132.7%	112.1%	102.6%	111.9%	99.4%	101.0%	92.2%
Contribution from catastrophe losses	1.2	0.7	3.5	3.7	(0.3)	2.5	4.4	2.8	3.5	3.6	2.5	3.2	2.2	2.2
GAAP combined ratio excluding catastrophe losses	70.3%	110.8%	107.2%	109.9%	74.0%	91.5%	71.5%	129.9%	108.6%	99.0%	109.4%	96.2%	98.8%	90.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

25

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2012	2011	Change	% Change	2012	2011	Change	% Change

Net premiums written	$58	$63	$(5)	(8)	$242	$300	$(58)	(19)
Net investment income	36	34	2	6	141	138	3	2
Amortization of interest maintenance reserve	1	-	1	nm	2	-	2	nm
Commissions and expense allowances on reinsurance ceded	2	2	-	0	7	7	-	0
Income from fees associated with Separate Accounts	-	-	-	nm	1	2	(1)	(50)
Total revenues	$97	$99	$(2)	(2)	$393	$447	$(54)	(12)

Death benefits and matured endowments	$15	$19	$(4)	(21)	$69	$66	$3	5
Annuity benefits	16	14	2	14	52	51	1	2
Disability benefits and benefits under accident and health contracts	1	-	1	nm	2	(1)	3	nm
Surrender benefits and group conversions	6	6	-	0	23	25	(2)	(8)
Interest and adjustments on deposit-type contract funds	3	3	-	0	12	11	1	9
Increase in aggregate reserves for life and accident and health contracts	35	39	(4)	(10)	156	215	(59)	(27)
Total benefit expenses	$76	$81	$(5)	(6)	$314	$367	$(53)	(14)

Commissions	$10	$10	$-	0	$39	$41	$(2)	(5)
General insurance expenses and taxes	10	10	-	0	41	41	-	0
Increase in loading on deferred and uncollected premiums	2	(1)	3	nm	(1)	(6)	5	83
Net transfers from Separate Accounts	-	(2)	2	nm	-	(2)	2	nm
Total operating expenses	$22	$17	$5	29	$79	$74	$5	7

Federal and foreign income tax provision (benefit)	-	(7)	7	nm	(1)	6	(7)	nm

Net income (loss) from operations before realized capital gains	$(1)	$8	$(9)	nm	$1	$-	$1	nm

Net realized gains (losses) net of capital gains tax	3	5	(2)	(40)	4	(13)	17	nm

Net income (loss) (statutory)	$2	$13	$(11)	(85)	$5	$(13)	$18	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2012 Supplemental Financial Data

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